UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JUNE 12, 2013


                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

       000-07642                                        11-2208938
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  (Commission File Number)                     (IRS Employer Identification No.)

                        ONE LANDMARK SQUARE, SUITE 1900
                               STAMFORD, CONNECTICUT                 06901
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                    (Address of Principal Executive Offices)       (Zip Code)

                                            (203) 622-4086
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 12, 2013, the Board of Directors (the "Board") of PASSUR Aerospace, Inc. ("PASSUR") appointed Mr. Robert Stafford as a director of the Company to fill the vacancy created by the passing of Mr. Richard Schilling on April 7, 2013.

     Mr. Stafford, 71, is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986. Mr. Stafford received a bachelor's degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford's extensive financial experience allows him to bring valuable insight and knowledge to the Board.

     There is no arrangement or understanding between Mr. Stafford and any other person pursuant to which Mr. Stafford was appointed as a director of PASSUR.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PASSUR AEROSPACE, INC.


Date:  June 17, 2013               By:   /s/ Jeffrey P. Devaney
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                                         Jeffrey P. Devaney
                                         Chief Financial Officer and Secretary